SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022 (June 15, 2022)
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

New Line of Credit

On June 15, 2022, the Board of Directors of LCNB Corp. (“LCNB”) approved, and LCNB entered into, a revolving line of credit in accordance with a Business Loan Agreement, dated June 15, 2022 with Bankers’ Bank (“Lender”), pursuant to which Lender agreed to lend up to $5,000,000.00 through a revolving line of credit (the “New Line of Credit”).

The New Line of Credit is secured by a Negative Pledge and Negative Assignment Agreement dated June 15, 2022 on securities and investment property (the “Negative Pledge Agreement”), has a 12 month term and a maturity date of June 15, 2023. Amounts outstanding on the New Line of Credit will bear interest at a per annum rate equal to the Wall Street Journal Prime Rate minus 0.25%. There is no prepayment penalty incurred by terminating the New Line of Credit. LCNB is subject to standard events of default.

The foregoing descriptions are summaries only, and do not purport to set forth the complete terms of the New Line of Credit, and such descriptions are qualified in their entirety by reference to the Business Loan Agreement dated June 15, 2022 filed as Exhibit 10.1 to this Current Report on Form 8-K.

Term Loan

In addition, on June 15, 2022, the Board of Directors of LCNB approved, and LCNB entered into, a promissory note in accordance with a Business Loan Agreement, dated June 15, 2022, pursuant to which Lender agreed to lend up to $15,000,000.00 through a term loan (the “Term Loan”).

The Term Loan is secured by the Negative Pledge Agreement, has a three year term and a final payment date of June 15, 2025. Amounts outstanding on the Term Loan will bear interest at a per annum rate equal to 4.250% on a 365/360 basis. Should LCNB choose to prepay the Term Loan within three years of the June 15, 2022 signing by refinancing with another lender, LCNB will be subject to a prepayment penalty equal to 1% of the prepaid amount refinanced with the other lender. Otherwise, there is no penalty incurred by prepaying the Term Loan. LCNB is subject to standard events of default.

The foregoing descriptions are summaries only, and do not purport to set forth the complete terms of the Term Loan, and such descriptions are qualified in their entirety by reference to the Business Loan Agreement dated June 15, 2022 filed as Exhibit 10.2 to this Current Report on Form 8-K.

Old Line of Credit

As previously reported by LCNB in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2022 (the “Prior 8-K”), on February 8, 2022, the Board of Directors of LCNB approved, and LCNB entered into, a revolving line of credit in accordance with a Business Loan Agreement, dated February 8, 2022, with Lender, pursuant to which Lender agreed to lend up to $20,000,000.00 through a revolving line of credit (the “Old Line of Credit”). The discussion on the terms and conditions of the Old Line of credit contained in “Item 1.01. Entry into a Material Definitive Agreement.” of the Prior 8-K is incorporated by reference into this Item 1.01.

Entry into the New Line of Credit and the Term Loan superseded the Old Line of Credit.

Item 1.02. Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the disclosures set forth in Item 1.01 are incorporated by reference to this item.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the disclosures set forth in Item 1.01 are incorporated by reference to this item.

Item 9.01 Financial statements and Exhibits

(d)    Exhibits.

Exhibit No.        Description
10.1    Form of Business Loan Agreement dated June 15, 2022 for the revolving line of credit between LCNB Corp. and Bankers' Bank.

10.2    Form of Business Loan Agreement dated June 15, 2022 for the term loan between LCNB Corp. and Bankers' Bank

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: June 21, 2022	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer